SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20509

                              FORM 8-K

                           CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                           June 25, 2003
                           -------------
                          Date of Report
                (Date of Earliest Event Reported)

                     ALPINE AIR EXPRESS, INC.
                     ------------------------
     (Exact Name of Registrant as Specified in its Charter)

     Delaware                  000-27011                  33-0619518
     --------                  ---------                  ----------
(State or other juris-       (Commission File No.)        (IRS Employer
diction of incorporation)                                   I.D. No.)

                         1177 Alpine Air Way
                          Provo, Utah 84601
                          -----------------
             (Address of Principal Executive Offices)

                         (801) 373-1508
                         --------------
                  Registrant's Telephone Number



Item 5.   Other.

On June 25, 2003, Alpine Air Express, Inc. filed an 8K Current Report, indicating that the US Postal Service had decided against awarding the Company any routes under the US Postal Service AMOT contract. On July 16, 2003, the Company received notice from the US Postal service, which stated: "After an extensive review of materials provided by the Department of Transportation and by Alpine Aviation, Inc. (Alpine), involving Alpine's acts and omissions in connection with its EAS contracts, all mitigating and extenuating factors, including the passage of time and Alpine's subsequent record of performance, The US Postal Service determined that Alpine is presently a capable supplier and should be awarded the above referenced (Solicitation No. HQ2003-05) contract. The contract award documents, with the effective date of contract award, will be forthcoming."



          Exhibits.

Exhibit
Number                   Description
------                   -----------


Item 9.   FD Disclosure

                             SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              ALPINE AIR EXPRESS, INC.


Date: 7/18/03                    By:/s/ Eugene Mallette
     --------                    ------------------------
                                 Eugene Mallette
                                 Chief Executive Officer